Exhibit 10.2

OFFER TO ACQUIRE TORCHMAIL.COM INC SHARES

This Agreement sets out the terms and conditions upon which CathayOnline Inc. offers to acquire all of the issued and outstanding shares of the TorchMail.com Inc., which currently holds an appointment as USA.NET, Inc.'s Non-Exclusive Reseller with First to Market those Services, which terms are more particularly defined in agreement dated July 2, 1999 between USA.NET, Inc and TorchMail.com, Inc. and which agreement is appended hereto as Schedule A forming part of this Agreement. This Agreement also set out the terms and conditions of the agreement by each of the undersigned shareholders to transfer all of the shares of TorchMail.com Inc.


1.       DEFINITIONS

1.1 Definitions: As used in this Agreement, the following terms shall have the meanings ascribed hereto:

         "Agreement" means this Agreement, including all written amendments and modifications thereof and all schedules and exhibits thereto;

         "Cathay" means CathayOnline Inc., a company incorporated under the laws of the State of Nevada;

         "Cathay Shares" means the common shares of $0.001 par value;

         "Closing" means the completion by Cathay and the Shareholders of Torch of the transaction set forth herein; "Closing Date" has the meaning set out in section 5.1;

         "Shareholders" means collectively all of the shareholders of Torch;

         "Torch" means TorchMail.com Inc., as company incorporated under the laws of the Turks & Caicos, BWI;

         "Torch Shares" means the common shares of $1.00 par value;

         "USA.NET" means a company incorporated under the laws of the State of Delaware.

         "USA.NET Agreement" means that Reseller Agreement contained in Schedule A herto.


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2.PURCHASE AND SALE


2.1 Purchase and Sale Relying upon the representations and warranties herein contained and subject to the terms and conditions hereof, Cathay hereby offers to acquire from each of the Shareholders and each of the Shareholders hereby agrees to sell to Cathay that number of Torch Shares held by each of the Shareholders representing in the aggregate all of the issued and outstanding Shares of Torch.

2.2 Consideration : In consideration for the sale of the Torch Shares to Cathay, Cathay agrees to issue Cathay Shares to the Shareholders pro rata in accordance with the percentage of Torch Shares held by each Shareholder as set forth as Schedule B, attached hereto and forming part of this Agreement.

2.3 Cathay Share Resale Restrictions: Each of the Shareholders acknowledges that:

         a) Cathay is a non reporting issuer list on NASDAQ OTC Bulletin Board; and

         B) THE CATHAY SHARES HAVE NOT BEEN AND WILL NO BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT') AND REGULATION S OF THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND MAY NOT BE SOLD OR OFFERED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO THE REGISTRATION UNDER OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE "1933 ACT".

         c) The Cathay Shares will be subject to a hold period imposed under the appropriate securities laws and certificates representing the Cathay Shares will be restricted with a legend in respect to such hold period; and

         d) The Cathay Shares may, pursuant to requirements imposed by applicable securities regulatory authorities or by virtue of a Shareholder becoming a "control person", as defined under the appropriate US Securities Act, be subject to restrictions in terms of issuance, escrow arrangements, resale or such other limitations as may be mandated by such securities regulatory authority; and

         e) The Cathay Shares will be issued in accordance with the rules and regulations of the Securities and Exchange Commission
                  (SEC), under the Securities Act of 1933 as amended.


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3.       REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Sbareholder~: Each Shareholder represents and warrants, in respect of that number of Torch Shares held by him as set forth in Schedule B, to and in favour of Cathay as follows and acknowledges that Cathay is relying upon such representations and warranties in consummating the transaction contemplated by this Agreement.

         a) Such Shareholder is, or shall at the Closing Date be, the registered and beneficial owner of that number of Torch Shares set forth in Schedule B with good and marketable title thereto, free and clear of all charges, liens or encumbrances, any option or similar right or right of first refusal or any other right to acquire any such Torch Shares.

         b) Such Shareholder, if an individual, has the full power and authority to transfer its Torch Shares to Cathay without restriction;

         c) Such Shareholder has the full power and authority to transfer its Torch Shares to Cathay and all necessary corporate action has been taken and authority granted to allow such Shareholders to enter into this Agreement and to complete the transaction contemplated hereby;

         d) This Agreement has been duly authorized, executed, and delivered by such Shareholder, constitutes a legal and binding obligation of such Shareholder in accordance with these terms;

3.2 Representations and Warranties of Cathay: Cathay represents and warrants to and in favour of each of the Shareholders as follows and acknowledges that each of the Shareholders in relying upon such representations and warranties in consummating the transaction contemplated by this Agreement:

         a) Cathay is a corporation incorporated in the State of Nevada and trades on the NASDAQ OTC Bulletin Board under the symbol "CAOL";

         b) Cathay has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder:

         c) The Cathay Shares will in accordance with Schedule B, be validly issued as fully paid and non-assessable Shares in the capital of Cathay; and

         d) The execution and delivery of this Agreement and the completion of the transaction herein will, upon approval of the Board of Directors constitute a valid and binding obligation of Cathay enforceable against it in accordance with its terms.

4.       CONDITION OF CLOSING

The obligation of Cathay to complete the transaction as contemplated herein shall be subject to the following conditions:

         a)       This   Agreement  has  been  duly  executed  by  each  of  the
                  Shareholders.


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         b)       All  representatives  and warranties of the  Shareholders  set forth in section 3.1 shall be true and correct as at the Closing Date;

         c) Torch shall have no outstanding debts or liabilities a the Closing Date;

         d) Completion of due diligence by Cathay with results satisfactory to Cathay, in its absolute discretion. Torch shall provide and deliver in timely manner to Cathay any and all reasonable requests for information, documentation (including financial information) to enable Cathay complete its stated due diligence.

5.       CLOSING

5.1 Closing: The closing shall take place on the third business day following the notice from Cathay to Torch stating that Cathay has completed its due diligence to its sole and absolute satisfaction and is ready to proceed to Close the transaction as contemplated herein;

5.2 Delivery by the Shareholders: At the Closing, each of the Shareholders shall deliver to Cathay the following:

         a) A certified true copy of resolution of the Board of Directors of Torch evidencing its approval to this Agreement and the transactions contemplated there under;

         b) Share certificate or certificates for each of the Shareholders and representation in the aggregate all of the Torch Shares duly canceled:

         c) A new share certificate issued by the Torch representing the Torch Shares registered in the name of Cathay, together with confirmation of registration of Cathay as the holder of all the Torch Shares; and

         d) Such other documents, certificates and legal opinions that are in the opinion of the legal counsel of Cathay, reasonably required to complete the transaction contemplated here under.

5.3 Delivery by Cathay: At the closing, Cathay shall deliver to each of the Shareholders the following:

         a) a certified true copy of resolution of the Board of Directors of Cathay evidencing their approval of this Agreement and the transaction contemplated hereunder;

         b) A share certificate or certificates in the name of each Shareholder or in such name or names as the Shareholder may direct, representing that number of Cathay Shares as is listed for each Shareholder in Schedule "B" attached hereto.

         c) Such other documents, certificates and legal opinions that are, in the opinion of legal counsel of Torch or the Shareholders, reasonably required to complete the transaction hereunder.


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6.0      GENERAL

         6.1 Binding Agreement: Upon acceptance of the terms of this Agreement by the parties hereto, this Agreement shall be deemed to constitute and shall be a legally valid and binding Agreement.

         6.2 Further Assurances: The parties hereto agree to execute and deliver or cause to be delivered all such further documents and instruments and do all such acts and things as either party may reasonably request to give full effect to the terms and conditions set forth or referred to herein.

         6.3 Entire Agreement This Agreement constitutes the entire Agreement between the parties hereto and in respect of the matters referred to herein and there are no representations, warranties, convenent, agreements expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

         6.4 Time of the Essence: Time shall be of the essence to this Agreement.

         6.5 Legal Costs: Legal costs incurred in connection with the preparation of the Agreement and the completion of the transaction contemplated herein shall be for the account of each party having incurred such cost.

         6.6 Applicable laws and Attornment: This Agreement shall be governed and interpreted in accordance with the laws of the State of Nevada and the parties hereto irrevocably attom to the non-exclusive jurisdiction of the courts of the State of Nevada.

         6.7 Enurement: This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         6.8 Counterparts: This Agreement may be executed in any number of counterparts with the same effect as if all the parties hereto have signed the same agreement and all counterparts will be construed together and constitute one and the same instrument.

         6.9 Notice: Any notice, request, demand or other communication to be given under this Agreement shall be in writing and shall be delivered by hand or by telecopy to the party at the following respective addresses:

                  6.9.1    To Cathay:

                                             Attention: President
                                             543 -- 302 Granville Street
                                             Vancouver, B.C.
                                             Canada V6C 1X8
                                             Facsimile: (604) 688-1436


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                   6.9.2   To Torch:
                                             Attention:    President
                                             McLean Building
                                             P.O. Box 62
                                             2001 Leeward Highway
                                             Providenciales
                                             Turks & Caicos, BWI
                                             Facsimile:    (649) 946-4484

The foregoing is hereby accepted and agreed to as of the 2'~" day of July, 1999.

CATHAYONLINE INC.



Per:
     -----------------------------------------
       Brian W. Ransom - Authorized Signatory


TORCHMAIL.COM, [NC.



Per:
     -----------------------------------------
      Andrew Meade -- Director


SHAREHOLDER



Per:
     -----------------------------------------
      Michele Parker


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                                   Schedule B

Names of the Shareholders and the number of Torch Shares held by each:

NAME                                                  No. of Shares Held
-------------------------------------------------------------------------------

Michelle Parker



Cathay shall release to the Shareholders on a pro rata basis Cathay Shares in accordance with the following schedule:

A.

         o        On Closing of the Agreement: 2,500,000 Cathay Shares;

         o Upon the resale of 360,000 Seats (as defined in Schedule A) or more as called for under 3.3 (a) of Schedule A, Cathay shall issue further 2,500,000 Cathay Shares;

         o Upon the resale of 500,000 Seats or more by Torch, Cathay shall further issue 1,250,000 Cathay Shares;

         o Upon the resale of 750,000 Seats or more by Torch, Cathay shall issue further 1,250,000 Cathay Shares.

B. In addition to the issuance of the above Cathay Shares, at Closing Cathay shall pay US$ 10,000 to the Shareholders.

C. The Shareholders shall receive monetary compensation in respect of resale of the Seats. This monetary compensation shall be in accordance with the following schedule:

         o Upon the resale of 35,000 Seats and up to the resale of 99,999 Seats by Torch, Torch shall pay to the Shareholders $0.01 per Seat per month for each and every Seat.

         o Upon the resale of 100,000 Seats and up to the resale of 199,999 Seats by Torch, Torch shall pay to the Shareholders $0.03 per Seat per month for each and every Seat.

         o Upon the resale of 200,000 Seats and up to the resale of 299,999 Seats by Torch, Torch shall pay to the Shareholders $0.05 per Seat per month for each and every Seat.

         o Upon the resale of 300,000 Seats and up to the resale of 399,999 Seats by Torch, Torch shall pay to the Shareholders $0.07 per Seat per month for each and every Seat.

         o Upon the resale of 400,000 or more Seats by Torch, Torch shall pay to the Shareholders $0.10 per Seat per month for each and every Seat.

It is hereby expressly agreed, acknowledged and understood that Cathay's obligation to issue Cathay Shares and make the payments under (C) above are solely predicated upon Torch achieving the various sales targets as set forth in the Reseller Agreement continued in Schedule A of this Agreement.